UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
March 15, 2023

TOUGHBUILT INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-38739	46-0820877
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8669 Research Drive
Irvine , CA	92618
(Address of principal executive offices)	(Zip Code)

(
949
)
528-3100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TBLT	The Nasdaq Stock Market LLC

Series A Warrants	TBLTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☒

Item 2.02	Results of Operations and Financial Condition.

The disclosure set forth below under Item 7.01 (Regulation FD Disclosure) is incorporated by reference into this Item 2.02.

Item 7.01	Regulation FD Disclosure.

On March 15, 2023, ToughBuilt Industries, Inc. issued a press release announcing its financial results for the fiscal year ended December 31, 2022 (the “First Press Release”). A copy of the First Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Subsequently, on March 15, 2023, ToughBuilt Industries, Inc. issued a second press release (the “Second Press Release”) to correct an inadvertent error in the First Press Release and restate that for the fiscal year ended December 31, 2022, the Company’s gross profits increased to approximately $21.8 million, compared to approximately $19.1 million in 2021 and that 2022 gross profit margins were 23%, compared to 27% in 2021. A copy of the Second Press Release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The disclosures under Item 2.02 and Item 7.01, including Exhibit 99.1 and Exhibit 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information provided herein shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	First Press Release of ToughBuilt Industries, Inc., dated March 15, 2023.
99.2	Second Press Release of ToughBuilt Industries, Inc., dated March 15, 2023.
104	Cover Page Interactive Data File (formatted in inline XBRL )

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOUGHBUILT INDUSTRIES, INC.

Date: March 16, 2023	By:	/s/ Martin Galstyan
	Name:	Martin Galstyan
	Title:	Chief Financial Officer